Exhibit 99.1

Compensation Arrangements with Outside Directors

In September 2022, the Board of Directors and its Compensation and Human Resources Committee conducted their annual review of non-management (outside) director compensation and approved no change to the annual retainer or committee chairperson fees.

Accordingly, outside directors continue to be paid an annual retainer of $140,000. Chairpersons of the Compensation and Human Resources, Cyber and Technology Oversight, and Governance, Safety, and Public Policy Committees are paid an additional annual fee of $15,000. The Audit and Finance Committee chairperson is paid an additional annual fee of $25,000. In addition, each outside director who was elected at FedEx’s 2022 annual meeting will receive stock options for shares of FedEx common stock having a target Black-Scholes value of $180,000. Outside directors may elect to receive their annual retainer in all cash, all shares, or 50% in cash and 50% in shares.

Any outside director who is elected to the Board after the 2022 annual meeting will receive the applicable pro rata portion of the annual retainer and stock option grant in connection with his or her election.

The Compensation and Human Resources Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues between $25 billion and $100 billion (this year’s comparison group included 107 companies, which are listed on Appendix A attached hereto, and was based on proxy statement data provided by a third-party compensation data provider). Before making a recommendation regarding director compensation to the Board, the Compensation and Human Resources Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Appendix A

3M Company

Abbott Laboratories

AbbVie Inc.

Accenture plc

Albertsons Companies, Inc.

Alimentation Couche-Tard Inc.

The Allstate Corporation

Altria Group, Inc.

American Airlines Group Inc.

American Express Company

American International Group, Inc.

Amgen Inc.

Archer-Daniels-Midland Company

Arrow Electronics, Inc.

AutoNation, Inc.

Bank of America Corporation

Best Buy Co., Inc.

The Boeing Company

Bristol Myers Squibb Company

Broadcom Inc.

Capital One Financial Corporation

Carmax, Inc.

Caterpillar Inc.

CBRE Group, Inc.

Charter Communications, Inc.

Chubb Limited

Cisco Systems, Inc.

Citigroup Inc.

The Coca-Cola Company

ConocoPhillips

Danaher Corporation

Deere & Company

Delta Air Lines, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dow Inc.

D.R. Horton, Inc.

Duke Energy Corporation

Eli Lilly and Company

Energy Transfer L.P.

Enterprise Products Partners L.P.

Exelon Corporation

General Dynamics Corporation

General Electric Company

The Goldman Sachs Group, Inc.

HCA Healthcare, Inc.

Hewlett Packard Enterprise Company

Honeywell International Inc.

A-1

HP Inc.

Humana Inc.

Intel Corporation

International Business Machines Corporation

Jabil Inc.

Johnson & Johnson

Kraft Heinz Company

Lennar Corporation

Lockheed Martin Corporation

Lowe’s Companies, Inc.

LyondellBasell Industries N.V.

Macy’s, Inc.

Medtronic Public Limited Company

Merck & Co., Inc.

MetLife, Inc.

Micron Technology, Inc.

Molina Healthcare, Inc.

Mondelez International, Inc.

Morgan Stanley

Netflix, Inc.

NIKE, Inc.

Northrop Grumman Corporation

NRG Energy, Inc.

Nucor Corporation

NVIDIA Corporation

Occidental Petroleum Corporation

Oracle Corporation

Paramount Global

PayPal Holdings, Inc.

PBF Energy Inc.

Penske Automotive Group, Inc.

PepsiCo, Inc.

Performance Food Group Company

Pfizer Inc.

Philip Morris International Inc.

Plains All American Pipeline, L.P.

The Proctor & Gamble Company

The Progressive Corporation

Prudential Financial, Inc.

Publix Super Markets, Inc.

QUALCOMM Incorporated

Raytheon Technologies Corporation

Salesforce, Inc.

Starbucks Corporation

StoneX Group Inc.

Sysco Corporation

TD Synnex Corporation

Tesla, Inc.

Thermo Fisher Scientific Inc.

The TJX Companies, Inc.

T-Mobile US, Inc.

A-2

The Travelers Companies, Inc.

Tyson Foods, Inc.

United Natural Foods Inc.

United Parcel Service, Inc.

US Foods Holding Corp.

The Walt Disney Company

Wells Fargo & Company

World Fuel Services Corporation

A-2